EXHIBIT 10.09

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment (the "First Amendment") to that certain employment agreement (the "Agreement") dated May 3, 2005 by and between Westside Energy Corporation (the "Company") and Sean J. Austin ("Austin") is made and entered into effective as of the 1st day of January, 2006 by and between the Company and Austin. All capitalized, undefined terms used herein shall have the respective meanings given to such terms in the Agreement.

Recitals

WHEREAS,  the  Agreement  was  entered  on  or  about  May  3,  2005;  and

WHEREAS, the Company and Austin desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Company and Austin to amend the Agreement, the Company and Austin agree as follows:

1. Amendment to the Agreement. The Agreement is hereby amended to add the following text in its entirety:

                                 "Stock Bonuses

(a) For purposes of this First Amendment, the following terms shall have the respective definitions assigned to the immediately below:
"Employer"  shall  mean  Westside  Energy  Corporation,  a  Nevada  corporation
"Employee"  shall  mean  Sean  J.  Austin.
"Common  Stock"  shall  mean  Employer's  common  stock.
"Market Value" per share of Common Stock at any date shall mean the average of the daily Closing Price for the Common Stock for the 30 Trading Days before such date.
"Closing Price" on a given day shall mean the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and ask prices, regular way, in either case on the principal national securities exchange or the NASDAQ/National Market System on which the shares of Common Stock are admitted to trading or listed, or if not so admitted or listed, the representative closing bid price as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information or, if not so available, the fair market price as reasonably determined by Employer's Board of Directors.
"Trading Day" shall mean a day on which the principal national securities exchange on which shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of such Common Stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York, are not authorized or obligated by law or executive order to close.

     (b) Employer hereby agrees to pay to Employee bonuses in the form of issuances of unregistered shares of Common Stock, upon the terms, conditions and provisions of this First Amendment. Pursuant to this First Amendment, Employee may become entitled to be issued up to six tranches each comprised of 20,000 shares of unregistered Common Stock, for an aggregate of up to 120,000 shares of unregistered Common Stock. One of these tranches comprised of 20,000 shares of unregistered Common Stock shall be issued to Employee upon each of the following events, provided that such events occur before the closing of trading hours on December 31, 2007 at a time when Employee is still employed by the
Company:

          * when the Market Value relating to the Common Stock first equals or exceeds $5.00 per share,

          * when the Market Value relating to the Common Stock first equals or exceeds $6.00 per share,

          * when the Market Value relating to the Common Stock first equals or exceeds $7.00 per share,

          * when the Market Value relating to the Common Stock first equals or exceeds $8.00 per share,

          * when the Market Value relating to the Common Stock first equals or exceeds $9.00 per share, and

          * when the Market Value relating to the Common Stock first equals or exceeds $10.00 per share.

     (c) If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the figures for the Market Value as stated immediately above in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding shares of Common Stock shall be combined into a smaller number of shares, the figures for the Market Value as stated immediately above in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Market Value, the number of shares comprising the tranches making up the bonuses to be paid pursuant to this First Amendment shall be changed to the number determined by dividing (i) an amount equal to the number of shares comprising the tranches immediately prior to such adjustment, multiplied by the Market Value in effect immediately prior to such adjustment, by (ii) the Market Value in effect immediately after such adjustment.

(d) Employee may, at his election, terminate Employee's employment at any time upon a "Change in Control" after the giving of 15 days written notice, and thereupon Employee's employment with Employer will terminate 15 days after the giving of the notice or (if later) on the date specified in the notice. For purposes of this Agreement, a "Change in Control" shall mean the approval by the stockholders of Employer of: (i) a merger, consolidation, share exchange or reorganization involving Employer, unless the stockholders of Employer, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization; (ii) a complete liquidation or dissolution of Employer; or (iii) an agreement for the sale or other disposition of all or substantially all of the assets of Employer. In the event that either Employee or the Company terminates Employee's employment upon a Change in Control, Employee shall be entitled to be issued immediately pursuant to this First Amendment all of the 120,000 shares of Common Stock that have not already been issued pursuant to this First Amendment.

     (e) The provisions of this First Amendment are subject to the approval of a majority of Employer's outstanding shares and the listing of the shares to be issued in connection herewith with the American Stock Exchange."
2. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


4

IN WITNESS WHEREOF, this First Amendment to the Agreement is adopted effective as of the 1st day of January, 2006.

"COMPANY"                            "AUSTIN"

WESTSIDE  ENERGY  CORPORATION        /s/ Sean J. Austin
By:/s/ Douglas G. Manner             Sean J. Austin
Name:Douglas G. Manner
Title:Chief Executive Officer